UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

IRWIN FINANCIAL CORPORATION

EMPLOYEES' SAVINGS PLAN

(full title of the Plan)

Commission File No. 33-32783

IRWIN MORTGAGE CORPORATION RETIREMENT

AND PROFIT SHARING PLAN

(full title of the Plan)

Commission File No. 33-25931

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 28, 2006, Irwin Financial Corporation (the "Corporation") reported in its Current Report on Form 8-K that PricewaterhouseCoopers LLP ("PwC") had declined to be considered for reappointment as the independent registered public accounting firm to audit the Corporation's Employees' Savings Plan and the Irwin Mortgage Corporation Retirement and Profit Sharing Plan for the year ended December 31, 2005.

Attached as Exhibit 16.1 is a copy of PwC's letter addressed to the Securities and Exchange Commission, dated March 3, 2006, stating that PwC agreed with the Corporation's statements concerning PwC in the above-referenced Form 8-K filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d) Exhibits
Exhibit No.	Description
16.1	Letter from PwC in connection with 4.01 disclosure

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: March 6, 2006	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

 EXHIBIT INDEX
Exhibit No.	Description
16.1	Letter from PwC in connection with 4.01 disclosure